Exhibit 99.2

Corporate Presentation December 19, 2024 NYSE American: ARMP

2 This presentation contains “forward - looking” statements that involve risks, uncertainties and assumptions . If the risks or uncertainties materialize or the assumptions prove incorrect, our results may differ materially from those expressed or implied by such forward - looking statements . All statements other than statements of historical fact could be deemed forward - looking, including, but not limited to : our estimates regarding anticipated operating losses, capital requirements and needs for additional funds ; our ability to raise additional capital when needed and to continue as a going concern ; our ability to manufacture, or otherwise secure the manufacture of, sufficient amounts of our product candidates for our preclinical studies and clinical trials ; our clinical development plans, including planned clinical trials ; our research and development plans, including our clinical development plans ; our ability to select combinations of phages to formulate our product candidates ; our development of bacteriophage - based therapies ; the potential use of bacteriophages to treat bacterial infections ; the potential future of antibiotic resistance ; our ability for bacteriophage therapies to disrupt and destroy biofilms and restore sensitivity to antibiotics ; our planned development strategy, presenting data to regulatory agencies and defining planned clinical studies ; the expected timing of additional clinical trials, including Phase 1 b/Phase 2 or registrational clinical trials ; our ability to manufacture and secure sufficient quantities of our product candidates for clinical trials ; the drug product candidates to be supplied by us for clinical trials ; the potential for bacteriophage technology being uniquely positioned to address the global threat of antibiotic resistance ; the safety and efficacy of our product candidates ; our anticipated regulatory pathways for our product candidates ; the activities to be performed by specific parties in connection with clinical trials ; our ability to successfully complete preclinical and clinical development of, and obtain regulatory approval of our product candidates and commercialize any approved products on our expected timeframes or at all ; our pursuit of additional indications ; the content and timing of submissions to and decisions made by the U . S . Food and Drug Administration (the “FDA”) and other regulatory agencies ; our ability to leverage the experience of our management team and to attract and retain management and keep management and other key personnel ; the capacities and performance of our suppliers, manufacturers, contract research organizations (“CROs”) and other third parties over whom we have limited control ; our ability to staff and maintain our production facilities under fully compliant current Good Manufacturing Practices ; the actions of our competitors and success of competing drugs or other therapies that are or may become available ; our expectations with respect to future growth and investments in our infrastructure, and our ability to effectively manage any such growth ; the size and potential growth of the markets for any of our product candidates, and our ability to capture share in or impact the size of those markets ; the benefits of our product candidates ; potential market growth and market and industry trends ; maintaining collaborations with third parties including our partnership with the Cystic Fibrosis Foundation and the U . S . Department of Defense (the “DoD”) ; potential future collaborations with third parties and the potential markets and market opportunities for product candidates ; our ability to achieve our vision, including improvements through engineering and success of clinical trials ; our ability to meet anticipated milestones for 2024 ; our ability to be a leader in the development of phage - based therapeutics ; the expected use of proceeds from the $ 21 . 6 million DoD grant ; the effects of government regulation and regulatory developments, and our ability and the ability of the third parties with whom we engage to comply with applicable regulatory requirements ; the accuracy of our estimates regarding future expenses, revenues, capital requirements and need for additional financing ; our expectations regarding future planned expenditures ; our ability to achieve and maintain effective internal control over financial reporting in accordance with Section 404 of the Sarbanes - Oxley Act ; our ability to obtain, maintain and successfully enforce adequate patent and other intellectual property protection of any of our products and product candidates ; our ability to protect our intellectual property, including pending and issued patents ; our ability to operate our business without infringing the intellectual property rights of others ; our ability to advance our clinical development programs, which could be impacted by the COVID - 19 pandemic ; the expected impact of the COVID - 19 pandemic on our operations and any statements of assumptions underlying any of the items mentioned ; and statements of belief and any statement of assumptions underlying any of the items mentioned . These statements are based on estimates and information available to us at the time of this presentation and are not guarantees of future performance . Actual results could differ materially from our current expectations as a result of these risks and uncertainties, which include, without limitation, risks related to the ability of our lead clinical candidates, AP - PA 02 and AP - SA 02 (including any modifications thereto) to be more effective than previous candidates ; our ability to enhance AP - PA 02 to treat both CF and NCFB patients ; our ability to develop products as expected ; our expected market opportunity for our products ; our ability to sufficiently fund our operations as expected, including obtaining additional funding as needed, and to refinance, repay or restructure its debt ; and whether Armata will incur unforeseen expenses or liabilities . You should not rely upon forward - looking statements as predictions of future events . Although we believe that the expectations reflected in the forward - looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward - looking statements will be achieved or occur . Moreover, we undertake no obligation to update publicly any forward - looking statements for any reason to conform these statements to actual results or to changes in our expectations except as required by law . We refer you to the documents that we file from time to time with the Securities and Exchange Commission, including our most recently filed Annual Report on Form 10 - K, Quarterly Reports on Form 10 - Q and Current Reports on Form 8 - K . These documents, including the sections therein entitled “Risk Factors,” identify important factors that could cause the actual results to differ materially from those contained in forward - looking statements . In addition, this presentation also contains estimates, projections and other information concerning our industry, our business, and the markets for our product candidates, as well as data regarding market research, estimates and forecasts prepared by our management . Information that is based on estimates, forecasts, projections, market research or similar methodologies is inherently subject to uncertainties and actual events or circumstances may differ materially from events and circumstances reflected in this information . These statements are based upon information available to us as of the date of this presentation, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information . Forward Looking Statements

Armata Highlights

Harnessing significant advantages of phage-based anti-infectives

A leading developer of **high-purity, pathogen-specific phage therapeutics:**

- Potential alternative to antibiotics – effective while protecting normal human microbiome
- Activity independent of antibiotic resistance, providing critical alternative in setting of increasing MDR worldwide
- De-risked modality: worldwide usage (pre-antibiotic era), decades of therapeutic use data ex-US (post-antibiotic era)

Diversified pipeline allows multiple shots on goal with compelling market opportunities

Three phase 2 clinical trials across two programs:

- AP-PA02: Completed two Phase 2 studies across two chronic *Pseudomonas aeruginosa* respiratory indications (CF and NCFB)
    - Positive top-line results from Phase 2 trial ("Tail*wind*") of inhaled AP-PA02 in patients with NCFB **announced December 2024**
    - Positive top-line results from Phase 1b/2a trial ("SWARM-*Pa*") of inhaled AP-PA02 in patients with CF announced March 2023
- AP-SA02: Phase 1b/2a fully enrolled (4Q24) for *Staphylococcus aureus* bacteremia ("diSArm"); **readout anticipated in 1Q25**

Clinical strategy with "parallel pathways" optimizing for both **rapid regulatory approval and large commercial opportunity**

- Commercial models project peak year sales exceeding $2B for AP-PA02 and AP-SA02 across 4 lead indications
- Products will benefit from durability and pricing advantages of biologics in U.S. market

Agile phage product development platform to efficiently develop programs for new or expanded clinical indications

World-class manufacturing facilities and development capabilities

Industry leading phage-specific drug manufacturing platform provides competitive advantage and partnerships

- In-house cGMP excellence which creates competitive advantage for internal pipeline with optimized purity allowing for higher dose escalation and longer treatments
- State of the art fill and finish line with significant proprietary process knowledge
- Potential for additional revenue source through large-molecule third party manufacturing contracts

Strong leadership team and key partnerships

Seasoned leadership team brings track record and differentiated relationships with partners

- Demonstrated operational excellence and delivery across multiple functional areas
- Successful track record in capital raises, M&A, and exits
- Deep industry and government relationships have led to non-dilutive financing and potential for future support (e.g., CF Foundation, U.S. Department of Defense)

ARMATA PHARMACEUTICALS
3

4 How Phages Kill Bacteria Key Advantages of Phage Therapy Phages Are a Novel Biologic Anti - Infective with Distinct MOA from Antibiotics and Significant Advantages for the Fight Against AMR PHAGE ADVANTAGES Alternative to broad spectrum antibiotics; Solution to address antibiotic - induced microbial resistance • Reduced antibiotic use slows resistance development • Phage activity independent of antibiotic resistance, including MDR infections Agile development approach • Potential for product modifications as clinical isolate landscape evolves, both during development and after launch Parallel clinical development for chronic and/or acute infections • As alternative to, or synergistic to, current antibiotic SOC Safety benefits and historical data • Species - specific, front - line therapy eliminates microbiome disruption that occurs with traditional antibiotics • Decades of published data of therapeutic use in Eastern Europe

5 State of Phage Development and Approval PHAGE ADVANTAGES The phage field has focused on compassionate use cases and individualized medicine. What is urgently needed are definitive pivotal trials that clearly address: • Role of phage therapy as an alternative or augmentation of antibiotics to prevent or delay resistance • Evidence that phage is non - inferior to standard - of - care antibiotics • Demonstrated safety and efficacy complementary to antibiotics Armata has the capabilities and commitment to advancing phage therapy to market and enabling access of this innovative treatment modality to all patients in need globally 5 State of Phage Development and Approval CRITICAL: Prove Phage Therapy Works

DIVERSIFIED PIPELINE

Clinical Pipeline: Multiple Shots on Goal

Phage Evaluation via Multi-Centered Randomized-Controlled Clinical Trials

Program	Product	Discovery	Preclinical	IND-Cleared	Phase 2	Partner
Pseudomonas aeruginosa Respiratory Infections	AP-PA02	CF — SWARM-P.a. (through Phase 2)				Cystic Fibrosis Foundation
		NCFB — Tailwind (through Phase 2)				Unpartnered
Staphylococcus aureus	AP-SA02	Bacteremia — diSArm (through Phase 2)				**U.S. DoD***
		PJI — inFLEXion (through IND-Cleared)				Unpartnered

SWARM-P.a. NCT04596319; diSArm NCT05184764; Tail*wind* NCT05616221

* Department of Defense (DoD) award received through the Medical Technology Enterprise Consortium (MTEC) and managed by the Naval Medical Research Command (NMRC) – Naval Advanced Medical Development (NAMD) with funding from the Defense Health Agency and Joint Warfighter Medical Research Program.

CF: cystic fibrosis; NCFB: non-CF bronchiectasis; PJI: prosthetic joint infection

ARMATA PHARMACEUTICALS

6

DIVERSIFIED PIPELINE

Value-Inflection Milestones Position Both Programs For Pivotal Studies

AP-PA02

- CF Ph1b/2a top line data
- NCFB Ph2 first patient dosed
- NCFB Ph2 enrollment completion (3Q24)
- NCFB Ph2 top line data (4Q24)

Positions AP-PA02 for **Pivotal Study**

- Chronic, *Pseudomonas aeruginosa* respiratory infections
- Inhaled route of administration

AP-SA02

- SAB progression to Ph2a (2H23)
- SAB Ph2a enrollment completion (2H24)
- SAB Ph2a topline data (1Q25)

Positions AP-SA02 for **Pivotal Study**

- Acute *Staphylococcus aureus* infections
- Intravenous route of administration

CF: cystic fibrosis; NCFB: non-CF bronchiectasis; SAB: *S. aureus* bacteremia

ARMATA PHARMACEUTICALS
7

DIVERSIFIED PIPELINE

Pipeline Addresses Significant Unmet Need & Market Opportunity Across Multiple Indications

	Chronic treatment			Acute treatment
	PA Non-Cystic Fibrosis Bronchiectasis	PA Cystic Fibrosis	SA Prosthetic Joint Infection	SA Complicated Bacteremia
U.S. prevalence (treatable patients)*	**>95,000**	**>15,000**	**>27,000**	**>50,000**
Key unmet needs for Armata assets	• No approved anti-infective standard of care • Reduce need for suppressive antibiotics	• Resistance avoidance • Reduce need for suppressive antibiotics	• Penetration to biofilms • Efficacy against resistant organisms	• Persistent high mortality rates • Therapies synergistic with standard of care
Total U.S. addressable market size*	**$2.4B**	**$200M**	**$1.2B**	**$700M**

PA: *Pseudomonas aeruginosa*; SA: *Staphylococcus aureus*
Source: GlobalData
* Specific modeling can be discussed under CDA

ARMATA PHARMACEUTICALS

8

9 Armata has Industry - Leading Capabilities in Developing and Manufacturing Phage Therapeutics From Bench to Clinic Discovery • Phage libraries • Pathogen libraries • Synthetic biologists with phage engineering expertise • Computational biology team Preclinical Development • Well - equipped BSL2 labs • Highly trained microbiologists • Experienced translational biologists • Formulation capabilities PD & Analytical Sciences • Fully equipped for method development • Strong team of biophysical scientists (chemists, structural biologists, etc.) • Internal alignment with manufacturing for efficient method transfer CMC • State - of - the - art cGMP facilities operating multiple clean rooms • In - house Quality Systems Clinical Development • Successful filing of INDs and conduct of FIH studies • Execution of mid - stage studies • Expertise in registrational studies and achieving approval (BLAs and INDs) • Operational expertise inside and outside of the US, support of product launch 01 03 02 04 05 WORLD - CLASS CAPABILITIES

10 Recent Achievements Demonstrate Operational Excellence WORLD - CLASS CAPABILITIES Perfected engineered host (removal of toxins and prophages) – well positioned for pivotal trial Optimized fermentation and purification leading to increased yields to support commercialization Optimized excipients for extended shelf life of >18 months at 4 C Control of timelines with QC assays and manufacturing all in house; 10,000 SF cGMP space including state - of - the - art fill - finish Significantly improved clinical trial efficiencies increasing monthly enrollment by 300%; Completed enrollment of Phase 2 NCFB and SAB trials High personnel retention at all levels ensuring focus and meeting all timelines from development to trial completion

11 Manufacturing Infrastructure Creates Competitive Advantage and Alternate Revenue Streams State of the art cGMP manufacturing facility • 10,000 square foot purpose - built facility • Essential infrastructure for phage production - Two independent production lines with dedicated upstream and downstream cleanrooms - Ability to manufacture multiple products in parallel - Additional independent Flex Suite with potential to act as a third production line - High - throughput semi - automated aseptic filling line - Versatile configurations for final product form (liquid, powder, vials, syringes) - System turn - around time for different drug product: within 24 hours Scalability provides capacity for contract manufacturing as well as in - house programs • Additional revenue stream from contracting additional space - CMC capabilities and infrastructure adaptable to other advanced biologics - Profitable manufacturing agreement(s) anticipated in 2024/2025 • In - house capabilities derisk late - stage trials and allow for efficient commercial scale production with fewer supply chain disruption threats WORLD - CLASS CAPABILITIES

12 Differentiated Phage Manufacturing Approach Creates Significant Clinical Advantages WORLD - CLASS CAPABILITIES Achieving high purity levels has been a major hurdle for phage drug development • High purity levels creates meaningful clinical differentiators: - Higher dosing - Repetitive IV administration - Wider safety margin Armata’s proprietary processes delivers industry - leading levels of phage purity • End - to - end process, from fermentation to fill and finish, has been optimized to maximize product yield, stability, and purity - Bespoke media formulations - Unique engineered manufacturing hosts - Proprietary excipients to improve product stability • Continuous improvement loop to consistently maximize results and efficiency • Strict dedication to exceeding regulatory requirements

13 Leadership and Board of Directors Diverse Public Company Drug Development Expertise Deborah Birx, MD CEO Arwa Shurrab Regulatory Strategy and Operations Management Board of Directors Jules Haimovitz Robin Kramer, Chair Todd Peterson, PhD Deborah Birx, MD Odysseas Kostas, MD Joseph Patti, PhD Sarah Schlesinger, MD Peter Hubbard, MBA VP, Operations Suparna Mishra Sarkar, PhD VP, Quality David House SVP, Finance LEADERSHIP AND PARTNERS Pierre Kyme, PhD CBO

LEADERSHIP AND PARTNERS

Strong Relationships with Partners With Demonstrated Interest in Supporting Development of Phage Therapy

Underscores Credibility of Armata's Clinical Programs

Armata Partnerships

CYSTIC FIBROSIS FOUNDATION

$5M Therapeutics Development Award
- Support Ph1b/2a SWARM-*P.a.* study
- All milestones achieved

$3M equity investment (4Q21)

DEPARTMENT OF DEFENSE · UNITED STATES OF AMERICA

$21.6M OTA with DoD through MTEC*
- $5.25M received 3Q24
- Funding from DHA and JWMRP
- Support Ph1b/2a diSArm study

Future Funding Options

- Foundation Support: CFF
- Government Support: DoD, BARDA, ARPA-H
- Strategic long-term equity investment
- Pharma partnerships; clinical programs de-risked
- Consider additional licensure agreements that attract not-for-profit support & financing

* Other Transaction Award (OTA) from U.S. Department of Defense (DoD) received through the Medical Technology Enterprise Consortium (MTEC) and managed by the Naval Medical Research Command (NMRC) – Naval Advanced Medical Development (NAMD) with funding from the Defense Health Agency (DHA) and Joint Warfighter Medical Research Program (JWMRP).

BARDA: Biomedical Advanced Research and Development Authority; ARPA-H: Advanced Research Projects Agency for Health

ARMATA PHARMACEUTICALS
14

Cystic Fibrosis (CF) Non - CF Bronchiectasis (NCFB) Pseudomonas aeruginosa Program (AP - PA02)

Ph1b/2a SWARM-*P.a.* Study With Inhaled AP-PA02: Completed 1Q23

Outpatient Study in CF Adults with Chronic Pulmonary *Pseudomonas aeruginosa* Infections

Study Design (25 US sites)



Total Enrolled
n=32
SAD Cohort 1
Active n=3
Placebo n=1
1E10 Total phage/dose
Safety Review
SAD Cohort 2
Active n=3
Placebo n=1
3E10 Total phage/dose
Safety Review
MAD Cohort 3
Active n=3
Placebo n=1
5.75E10 Total phage/dose bid x 5 days
Safety Review
MAD Cohort 4
Active n=15
Placebo n=5
1.5E11 Total phage/dose bid x 10 days

Study Objectives

Part 1: Single Ascending Dose (SAD) Evaluation

Primary:

Evaluate the safety and tolerability of a single dose of AP-PA02 administered via inhalation.

Exploratory:

Examine phage distribution and clearance, evidence of clinical efficacy, and the impact of phage therapy on the bacterial target after a single dose of AP-PA02 administered via inhalation.

Part 2: Multiple Ascending Dose (MAD) Evaluation

Primary:

Evaluate the safety and tolerability of multiple doses of AP-PA02 administered via inhalation.

Secondary:

Explore *P. aeruginosa* recovery in sputum following multiple doses of AP PA02 administered via inhalation.

Exploratory:

Examine phage distribution and clearance, evidence of clinical efficacy, and the impact of phage therapy on the bacterial target following multiple doses of AP-PA02 administered via inhalation.

Key Inclusion Criteria

$\geq 10^4$ CFU of *Pa* per gram of induced sputum at Screening

Pa isolates sensitive to AP-PA02, based on Screening sputum morphotypes

For SAD: FEV1 ≥ 60% of predicted normal

For MAD: FEV1 ≥ 40% of predicted normal

Stable lung function: FEV1 at the Baseline Visit has not decreased by more than 5% compared to the FEV1 at Screening

ARMATA PHARMACEUTICALS

16

17 Learnings for SWARM - P.a. Ph1b/2a CF Study AP - PA02 Well - Tolerated with Consistent Exposures by Dose Learnings Safety and Tolerability for up to 10 days bid dosing • No dose - limiting toxicity • No AEs >Grade 1 attributed to study drug: Grade 1 AEs appear to be intermittent with quick recovery Distribution and Clearance • Very low to undetectable systemic exposure after inhalation; no phage detected in urine • Initial assessment of clearance supports q12H dosing Pharmacodynamics (Target Engagement) • Single dose insufficient for CFU reduction • CFU reduction in highest - dosed subjects with higher trough levels (sustained exposure) • Trough level and schedule are key NCFB Phase 2 Tail wind study evaluates optimized dose and schedule

* Data are preliminary and remains subject to further review and quality control; findings are subject to change pending complete data that will be presented in the future NCFB Phase 2 Trial Top Line Data*

19 NCFB Phase 2 Tail wind Study: Completed 3Q23 Evaluated AP - PA02 as Monotherapy and in Combination with Inhaled Antibiotics • AP - PA02 nebulized q12h x 10 days • Subjects dosed at home • Started with highest dose from CF study (increased dose 2X after lead in) • Evaluate optimized AP - PA02 exposures in correlation with bacterial load reduction and durability • 48 subjects across 23 sites Cohort A Cohort B NCFB + confirmed chronic PA infection (Not on chronic inhaled abx) NCFB + confirmed chronic PA infection (On chronic inhaled abx) AP - PA02 bid x 10 days Placebo bid x 10 days AP - PA02 bid x 10 days + SOC inhaled Abx x 28 days SOC Inhaled Abx x 28 days Study Day Study Drug Administration 1 10

20 Efficacy Analysis Per Statistical Analysis Plan (10/48 Subjects Not Analyzed ǂ ) Endpoint: Change in CFU at Day 17 Compared to Baseline -4 -2 0 2 4 Copy of B T v P 3.0 Δ C F U ( l o g 1 0 ) 0.2500 Treated Placebo -3 -2 -1 0 1 2 3 Copy of A T v P 3.0 Δ C F U ( l o g 1 0 ) 0.3048 Treated Placebo Cohort A Cohort B Subjects Treated with Highest Dose vs. Placebo* Highest Dose = 3E11 PFU N=18 N=12 N=5 N=3 ▪ ǂ n ot analyzed: N=5 received 1.5E11 dose; N=2 received <80% of doses; N=3 did not have a day 17 sample ▪ No significance due to small sample size P=0.30 P=0.25 * Non - parametric, unpaired t test; mean with 95% confidence intervals. Data are preliminary and remains subject to further review and quality control

21 POST HOC P. aeruginosa Efficacy Data ITT Population Analysis - All 48 Subjects * Non - parametric, unpaired t test ** Paired t - Test Significant difference in the treated group between baseline and Days 10, 11, 17, and 24 but not at any timepoint in placebo Change in Pa density from Baseline: Treated vs. Placebo* Pa density (baseline vs. each day within each group)** Placebo (p - value) Treated (p - value) 0.38 0.8 Day 5 Baseline vs 0.76 0.03 Day 10 >0.99 0.01 Day 11 0.5 0.003 Day 17 0.43 0.02 Day 24 >0.99 0.15 Day 38 5 1011172438 5 1011172438 -6 -5 -4 -3 -2 -1 0 1 2 3 4 AP-PA02 (A +B) vs Placebo (A+ B) Day Δ C F U ( l o g 1 0 ) AP-PA02 Placebo d17: P=0.05 d24: P=0.015 N=33 N=15 Data are preliminary and remains subject to further review and quality control

22 POST HOC ITT Independent Cohort Analysis AP - PA02 Alone Is As Effective As AP - PA02 Plus Antibiotics • Small sample size of Cohort B limits meaningful comparison of AP - PA02 alone vs. combination of AP - PA02 with antibiotics N=23 N=15 N=10 * Non - parametric, unpaired t test AP - PA02 Treated (Cohort A or B ; A ll Treated vs . All P lacebo )* 1011172438 1011172438 1011172438 -6 -5 -4 -3 -2 -1 0 1 2 3 4 Day Δ C F U ( l o g 1 0 ) Cohort A Placebo Cohort B P=0.97 P=0.09 P=0.16 P=0.16 P=0.07 P=0.02* P=0.09 P=0.06 P=0.44 P=0.66 Data are preliminary and remains subject to further review and quality control

23 Ph3 NCFB Study Design Considerations Evaluation of AP - PA02 Monotherapy as First Approved NCFB Therapeutic Study Objectives / Endpoints Effect of inhaled AP - PA02 monotherapy, administered BID x 48 weeks ** compared to placebo in NCFB chronically infected with P. aeruginosa • Reduction in frequency of pulmonary exacerbations • Improved respiratory function • Improved QoL, respiratory symptoms • Bacterial load reduction ** dosing might be continuous vs. on/off schedule, pending trial data.

Complicated Bacteremia Prosthetic Joint Infection Staphylococcus aureus Program (AP - SA02)

Bacteremia Phase 1b/2a “diSArm” Study Design

Ph1b (Dose-finding) Enrolls Uncomplicated + Complicated SAB; Ph2a Enrolls Complicated Only

Study Endpoints

- Phase 1b: Safety and tolerability of multiple intravenous (IV) doses of AP-SA02
- Phase 2a: Clinical Improvement or Response at Day 12, Clinical Improvement or Response at 7 days after completion of antibiotic therapy, Clinical Improvement or Response at End of Study

Study Conduct

- Phase 1b (n=8; 3:1)
    - IV dosing every 6 hours for 5 days + Antibiotics
    - **Dose increased from MAD Cohort 1 to MAD Cohort 2**
- Phase 2a (n=42; 2:1)
    - IV dosing every 6 hours for 5 days + Antibiotics
    - **Dose increased further**


Total Planned Enrolled
n≈50 (active:placebo)
Cohort 1
n=4 (3:1)
DRC Review
Phase 1b
Cohort 2
n=4 (3:1)
Additional Cohort(s)
DRC Review
Phase 2a
n=42 (2:1)

ARMATA PHARMACEUTICALS

25

26 Bacteremia diSArm Phase 1b/2a: Fully Enrolled Top - Line Data Expected 1Q2025 • 50 subjects dosed (100%) • Phase 1b: 8 subjects • Phase 2a : 42 subjects • Accelerated enrollment since 3Q23 • Well - tolerated – q6 hour infusion for 5 days • Dose escalated to 2 E11 PFU / 24 h • 28 sites activated (U.S. and Australia) Met Target of Enrollment Completion End - 2024

27 Early Evidence of AP - SA02 Amplification With Active S. aureus Bacteremia* Early Ph2 PK Data Suggests AP - SA02 is Active and Warrants Further Investigation in a Ph3 Trial • Retention of AP - SA02 phage activity from blood samples collected post dosing • The fact that we can find phage means this subgroup of patients (~50%) may have persistent S. aureus in vivo • The phages are able to find, penetrate, and replicate, subsequently killing the persistent S. aureus despite 48 - 72 hours of effective antibiotics * Preliminary findings are subject to change pending complete data that will be presented in the future

28 0 20 40 60 80 0 2 4 6 8 Copy of persis Time (minutes) P F U / m L ( l o g 1 0 ) Subject G Subject H Subject J Subject U Subject V Subject L Subject P Subject CC Subject S Subject X Subject PP (5E10) Subject TT(5E10) Subject QQ (5e10) Subject OO (5e10) 0 20 40 60 80 0 2 4 6 8 Copy of clearance Time (minutes) P F U / m L ( l o g 1 0 ) Subject I Subject N Subject R Subject M Subject P Subject X Subject Z Subject BB Subject MM (5E10) Subject LL (5E10) Subject EE Persistence Clearance Evidence of AP - SA02 Amplification Observed Upon Dose Escalation to 5E10 PFU* 1 hour post dosing on d1 - d5 Subjects 10 patients were dosed with 5E10 PFU/dose; 6 with active drug ( blue lines ). 2/6 cleared phage rapidly, while 4/6 showed phage persistence. * Preliminary findings are subject to change pending complete data that will be presented in the future 4/4 that showed persistence were on the new PK sampling protocol. Unblinding will be critical to understanding the different clinical picture of these patients

29 Ph3 SAB Study Design Considerations Non - Inferiority Antibiotic Sparing/Reducing Study for Uncomplicated and Complicated SAB Study Objectives/Endpoints • Primary Objective − Demonstrate non - inferiority of AP - SA02 to antibiotics in uncomplicated SAB − Demonstrate non - inferiority of 2 wks of AP - SA02 plus 2 - 3 wks of antibiotics to 4 - 6 wks of antibiotics in complicated SAB • Primary Endpoint: Overall success in mITT population • Patient alive at end of study • No new metastatic foci or complications • Resolution or improvement of clinical signs/symptoms • Two negative blood cultures for S. aureus

Corporate Summary

31 Funding and Capitalization Cash Position • $17.1 million unrestricted cash and cash equivalents at end 3Q24* Financing History • Q1 2020: $25M private placement of common stock and warrants with Innoviva, Inc. • Q1 2021: $20M private placement of common stock and warrants with Innoviva Strategic Opportunities LLC (a subsidiary of Innov iva Inc.) • Q3 2021: $7M private placement of common stock with two investors – Cystic Fibrosis Foundation ($3M) and Innoviva Strategic Opportunities LLC ($4M) • Q1 2022: $45M private placement of common stock and warrants with Innoviva Strategic Opportunities • January 2023: $30M secured convertible credit and security agreement with Innoviva Strategic Opportunities − Mandatory conversion into Armata common stock upon completion of a qualified equity financing − Maturity date: extended to January 10, 2026 • July 2023: $25M secured credit agreement with Innoviva Strategic Opportunities − Maturity date: extended to January 10, 2026 – Collateralized by all assets of Armata and its subsidiaries • March 2024: $35M secured credit agreement with Innoviva Strategic Opportunities – Maturity date: June 4, 2025 – Collateralized by all assets of Armata and its subsidiaries Capitalization • 36.2 million common shares outstanding at end 3Q24* *unaudited and subject to change

32 Strong Global IP Position Through Pending and Issued Patents 14 Patent Families, Long - Life Patents, Patents Granted in all Major Jurisdictions Expiration dates through 2045 with additional competitive moat due to manufacturing complexity and extensive proprietary process development knowledge Pending Issued Jurisdiction 12 14 U.S. 58 92 R.O.W. Armata’s patents and applications cover: • Therapeutic phage cocktails ( Staphylococcus and Pseudomonas ) and uses thereof • Synthetic phage and methods of manufacture thereof • Beneficial effects of phage treatment • Phage combinations • Genetic sequence variations • Sequential use of phages in combination with antibiotics • Methods to reduce antibiotic resistance • Methods to treat bacterial biofilms • Methods to design therapeutic combination panels of phage • Disinfection methods using phages • Phage mutants having increased bacterial host spectra • Treatment and prevention of bacteria - associated cancers • Phages with quorum sensing - quenching activity

33 Grateful to the patients, the research team and site investigators that make this work possible, and to our funders We are privileged to work across the United States and Australia in nearly 75 sites for the three Phase 2 trials We are effective due to top - notch employees that work at Armata everyday to ensure optimized engineered host/phage combinations to reliably produce highly purified phages at high titers meeting quality testing requirements and demonstrating biologic relevance We are grateful to the patient volunteers that understand the need for carefully controlled clinical trials to demonstrate the potential of new investigational drugs

www.armtapharma.com